Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2024	Mar. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Gross amount of recognized financial asset	$ 12	$ 15
Amount set off	(2)	(3)
Net amount presented in balance sheet	10	12
Gross amount of recognized financial liability	(6)	(13)
Amount set off	2	3
Net amount presented in balance sheet	$ (4)	$ (10)